                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                            ____________________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  January 16, 1996


                        BIRMINGHAM STEEL CORPORATION
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


    Delaware                         1-9820                  63-3213634
 ---------------                ----------------         -------------------
 (State of other                (Commission File          (I.R.S. Employer
 jurisdiction of                     Number)              Identification No.)
 incorporation)


          Birmingham, Alabama                                35242-2516
---------------------------------------------            -------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (205)970-1200

Item 5.  Other Events

                 On January 16, 1996, the Board of Directors of Birmingham Steel Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share, of the Company (the "Common Stock"). The dividend is payable on January 19, 1996 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating
Preferred Stock, par value $0.01 per share (the "Preferred Stock") of the Company at a price of $74 per one one-hundredth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of January 16, 1996, as the same may be amended from time to time (the "Rights Agreement"), between the Company and First Union National Bank of North Carolina, as Rights Agent (the "Rights Agent").

                 Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 10% or more of the outstanding shares of Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with a copy of the Summary of Rights to Purchase Shares of Preferred Stock.

                 Existing holdings of 10% or more of the Company's Common Stock will not cause the Rights to be exercisable, or entitle the holders of Rights to purchase additional shares of the Company or any other entity, unless a current holder of 10% or more of the Company's Common Stock acquires additional shares.

                 The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the

Record Date, even without such notation or a copy of the Summary of Rights to Purchase Shares of Preferred Stock, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                 The Rights are not exercisable until the Distribution Date. The Rights will expire, if not previously exercised, on January 16, 2006 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

                 The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

                 The number of outstanding Rights is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

                 Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $100.00 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

                 Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

                 In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right at the then-current exercise price of the Right, that number of shares of Common Stock having a market value of two times the exercise price of the Right.

                 In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the exercise price of the Right.

                 At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock, or one one-hundredth of a share of Preferred Stock (or shares of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), having a value per Right equal to the difference between the market value of the shares of Common Stock receivable upon exercise of the Right and the exercise price of the Right.

                 With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

                 At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                 For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner that does not adversely affect the interests of holders of the Rights.

                 Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

                 The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired.
However, the Rights should not interfere with any merger or other business combination approved by the Board of Directors since (subject to the limitations described above) the Rights may be redeemed by the Company at the Redemption Price prior to the Distribution Date. Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors.

                 As of December 31, 1995, there were 28,543,980 shares of Common Stock issued and outstanding, 1,082,545 shares held in treasury, and an aggregate of 1,223,019 shares reserved for issuance pursuant to certain of the Company's employee benefits plans. One Right will be distributed to stockholders of the Company for each share of Common Stock owned of record by them on January 19, 1996. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have attached Rights.

                 The Rights Agreement, including the Form of Certificate of Designation of the Series A Junior Participating Preferred Stock attached as Exhibit A thereto, the Form of Right Certificate attached as Exhibit B thereto, and the Summary of Rights to Purchase Shares of Preferred Stock attached as Exhibit C thereto, together with a letter to the Company's stockholders, dated January 23, 1996, explaining the Rights, and a Press Release, dated January 16, 1996, are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                 4. Rights Agreement, dated as of January 16, 1996, between Birmingham Steel Corporation and First Union National Bank of North Carolina, as Rights Agent, which includes the Form of Certificate of Designation of the Series A Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B, and the Summary of Rights to Purchase Shares of Preferred Stock as Exhibit C.

                 20. Letter to Birmingham Steel Corporation stockholders, dated January 23, 1996.

                 99.      Press Release, dated January 16, 1996.



                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of January 23, 1996           BIRMINGHAM STEEL CORPORATION



                                       By   /s/ John M. Casey
                                          --------------------------
                                            John M. Casey
                                            Its: Executive Vice
                                              President and Chief
                                              Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                          BIRMINGHAM STEEL CORPORATION





                                    EXHIBITS

                              TO CURRENT REPORT ON

                        FORM 8-K DATED JANUARY 23, 1996





                                                   Commission File Number 1-9820

                                 Exhibit Index

                      Exhibit No.                                      Description                                      Page
                      -----------          --------------------------------------------------------------------       --------
                           4               Rights Agreement, dated as of January 16, 1996, between Birmingham
                                           Steel Corporation and First Union National Bank of North Carolina,
                                           as Rights Agent, which includes the Form of Certificate of
                                           Designation of the Series A Junior Participating Preferred Stock as
                                           Exhibit A, the Form of Right Certificate as Exhibit B, and the
                                           Summary of Rights to Purchase Shares of Preferred Stock as Exhibit
                                           C.

                          20               Letter to Birmingham Steel Corporation stockholders, dated January
                                           23, 1996.

                          99               Press Release, dated January 16, 1996.

